                                                                Exhibit 10.27(a)

                   LOAN SUPPLEMENT AND MODIFICATION AGREEMENT

     This Loan Supplement and Modification Agreement ("this Agreement") is made as of June 2, 1997 by and among Alkermes, Inc., a Pennsylvania corporation ("Alkermes"), Alkermes Controlled Therapeutics, Inc., a Pennsylvania corporation ("ACT I"), Alkermes Controlled Therapeutics Inc. II, a Pennsylvania corporation ("ACT II") (Alkermes, ACT I and ACT II being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower") and Fleet National Bank (the "Bank"). The Bank is the successor by merger to Fleet Bank of Massachusetts, N.A. ("Fleet Mass"). For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank agree as follows:

     1. REFERENCE TO DOCUMENTS. Reference is made to (i) that certain letter agreement dated September 27, 1996 (the "Letter Agreement") among the Borrowers and the Bank; (ii) that certain $3,187,496 original principal amount promissory note dated December 23, 1994 made by Alkermes and payable to the order of Fleet Mass, as amended by Allonge to Note dated September 27, 1996 among Alkermes, ACT I and the Bank (said December 23, 1994 promissory note, as so amended, being hereinafter referred to as the "1994 Note"); (iii) that certain $1,500,000 original principal amount promissory note dated December 19, 1995 made by Alkermes and payable to the order of Fleet Mass, as amended by Allonge to Note dated September 27, 1996 among Alkermes, ACT I and the Bank (said December 19, 1995 promissory note, as so amended, being hereinafter referred to as the "1995 Note"); (iv) that certain $5,000,000 original principal amount promissory note dated September 27, 1996 (the "Ohio Term Note") made by Alkermes and ACT II and payable to the order of the Bank; (v) that certain Security Agreement dated as of September 27, 1996 (the "Security Agreement") from the Borrowers to the Bank;
(vi) that certain Pledge Agreement (the "Pledge") dated as of September 27, 1996 from Alkermes to the Bank; (vii) that certain Mortgage and Security Agreement dated as of September 27, 1996 (the "Ohio Mortgage") from ACT II to the Bank relating to premises of ACT II in Clinton County, Ohio; and (viii) that certain promissory note of even date herewith (the "1997 Term Note") in the face principal amount of the $2,500,000 made by the Borrowers and payable to the order of the Bank. The Letter Agreement, the 1994 Note, the 1995 Note, the Ohio Term Note, the Security Agreement, the Pledge, the Ohio Mortgage and the 1997 Term Note are hereinafter referred to collectively as the "Financing Documents". A copy of the form of the 1997 Term Note is attached hereto as Exhibit 1.

     2. 1997 TERM LOAN. (a) MAKING OF 1997 TERM LOAN. At the date hereof, the Bank is making a loan (the "1997 Term Loan") to the Borrowers in the principal amount of $2,500,000. The 1997

Term Loan is being made in order to finance costs of Qualifying Equipment acquired by any Borrower after January 1, 1996 (excluding Ohio Loan Collateral, as defined in the Security Agreement). The 1997 Term Loan does not exceed 100% of the invoiced actual costs of the tangible property constituting the items of Qualifying Equipment with respect to which the 1997 Term Loan is made (excluding taxes, shipping, software, installation charges, training fees and other "soft costs"). In connection with the making of the 1997 Term Loan, and as a precondition thereto, the Borrowers are providing the Bank with: (i) invoices supporting the costs of the relevant Qualifying Equipment; (ii) such evidence as the Bank may reasonably request showing that each item of Qualifying Equipment has been delivered to and installed at Alkermes' or ACT I's premises in Cambridge, MA (in the case of Qualifying Equipment owned by Alkermes or ACT I) or ACT II's premises in Clinton County, Ohio and Hamilton County, Ohio (in the case of Qualifying Equipment owned by ACT II), has become fully operational, has been paid for by the relevant Borrower and is owned by the relevant Borrower free of all liens and interests of any other person or entity (other than the security interest of the Bank pursuant to the Security Agreement); (iii) executed Uniform Commercial Code financing statements reflecting the items of Qualifying Equipment with respect to which the 1997 Term Loan is being made and an appropriate supplement to the Security Agreement reflecting such items; and
(iv) evidence satisfactory to the Bank that the Qualifying Equipment is fully insured against casualty loss, with insurance naming the Bank as secured party and first loss payee. As used herein, "Qualifying Equipment" means equipment purchased by the Borrowers after January 1, 1996 (excluding Ohio Loan Collateral, as defined in the Security Agreement) for use in the Borrowers' business which meets all of the following criteria: (i) such equipment consists of one of the items shown on the Equipment List heretofore delivered by the Borrowers to the Bank or has otherwise been approved by the Bank for use in supporting the 1997 Term Loan, (ii) each item of such equipment has been delivered to and installed at Alkermes' or ACT I's premises in Cambridge, MA (in the case of Qualifying Equipment owned by Alkermes or ACT I) or ACT II's premises in Clinton County, Ohio or Hamilton County, Ohio (in the case of Qualifying Equipment owned by ACT II) and has become fully operational, (iii) the relevant Borrower has paid in full for each item of such equipment and holds title to same, free of all interests and claims of any other person or entity (other than the security interest of the Bank), and (iv) the Bank has a fully perfected first security interest in such equipment. The 1997 Term Loan is evidenced by the 1997 Term Note. Interest on the 1997 Term Loan shall be payable at the times and at the rate provided for in the 1997 Term Note. Overdue principal of the 1997 Term Loan and, to the extent permitted by law, overdue interest shall bear interest at a rate per annum which at all times shall be equal to the sum of (i) two (2%) percent per annum plus (ii) the per annum rate otherwise payable under the 1997 Term Note (but in no event in excess of the maximum rate from time to time permitted by then applicable law), compounded monthly and payable on demand. Each Borrower hereby irrevocably authorizes the Bank to make or cause to be made, on a schedule attached to the 1997 Term Note or on the books of the Bank, at or following the time of receiving any payment of principal of the 1997 Term Loan, an appropriate notation reflecting such transaction and the then unpaid principal balance of the 1997 Term Loan. The amount so noted shall constitute presumptive evidence as to the amount owed jointly and severally by the Borrowers with respect to principal of the 1997 Term Loan. Failure of the Bank to make any such notation shall not, however, affect any obligation of any Borrower or any right of the Bank hereunder or under the 1997 Term Note. The 1997 Term Loan is made jointly to the Borrowers and repayment thereof is the joint and several obligation of the Borrowers.

     (b) REPAYMENT OF 1997 TERM LOAN. The Borrowers shall repay (and shall be jointly and severally obligated to repay) principal of the 1997 Term Loan in 60 equal consecutive monthly installments, commencing on July 1, 1997 and continuing on the first business day of each month thereafter. Each such monthly installment of principal paid with respect to the 1997 Term Loan shall be in an amount equal to 1/60th of the original principal amount of the 1997 Term Loan. In any event, the then outstanding principal balance of the 1997 Term Loan and all interest then accrued but unpaid thereon shall be due and payable in full on June 3, 2002. The Borrowers may prepay, at any time or from time to time, the whole or any portion of the 1997 Term Loan; provided that each such principal prepayment shall be accompanied by payment of all interest under the 1997 Term Note accrued but unpaid to the date of payment; and further provided that at the time of each such prepayment the Borrowers pay to the Bank the Make-Whole Amount, if any, required by the second paragraph of Section 1.6 of the Letter Agreement in respect of such prepayment. Any partial prepayment of principal of the 1997 Term Loan will be applied to installments of principal of the 1997 Term Loan thereafter coming due in inverse order of normal maturity.

     (c) FACILITY FEES. With respect to the 1997 Term Loan, the Borrowers are paying to the Bank, at the date of execution and delivery of this Agreement, a non-refundable facility fee in the amount of $12,500. The fee described in this paragraph is in addition to any balances and fees required by the Bank or any of its affiliates in connection with any other services now or hereafter made available to Alkermes and/or any of its affiliates.

     3. CONCERNING THE LETTER AGREEMENT. The parties agree as follows with respect to the Letter Agreement:

     a. That the 1997 Term Loan constitutes an "Additional Term Loan" as defined in Section 1.5 of the Letter Agreement and is thus included within the definitions of "Term Loan" and "Term Loans" for all purposes of the Letter Agreement.

     b. That the 1997 Term Note constitutes an "Additional Term Note" as defined in Section 1.5 of the Letter Agreement and is thus included within the definitions of "Note" and "Notes" for all purposes of the Letter Agreement. Without limitation of the foregoing provisions of this paragraph 3b and of paragraph 3a above, the Borrowers acknowledge that the provisions of the Letter Agreement as to payment and collection of amounts owed thereunder (including, without limitation, Sections 1.7, 5.2 and 5.3 of the Letter Agreement) and as to costs, expenses and charges (including, without limitation, Sections 6.1 and 6.2 of the Letter Agreement) apply to the 1997 Term Loan and to the 1997 Term Note.

     c. That the 1997 Term Loan is an "Additional Term Loan which bears interest at a fixed rate" for the purposes of the second paragraph of Section 1.6 of the Letter Agreement.

     d. That Section 6.6 of the Letter Agreement is hereby amended by deleting therefrom the words "Catherine M. Bruton, Vice President" and by substituting in their stead the following:

          "Irina Case, Assistant Vice President"

     4. CONCERNING THE SECURITY AGREEMENT. The parties agree as follows with respect to the Security Agreement:

     a. That the 1997 Term Loan constitutes an "Additional Term Loan" for the purposes of the Security Agreement and is thus included for all purposes within the definition of "Obligations" appearing in Section 1 of the Security Agreement; and that references in Section 17 of the Security Agreement, as amended hereby, to the "1997 Term Loan" will be deemed to refer to the 1997 Term Loan, as hereinabove defined.

     b. That the 1997 Term Note constitutes an "Additional Term Note" for the purposes of the Security Agreement and is thus included within the definition of "Loan Documents" appearing in Section 1 of the Security Agreement.

     c. That the items listed on Exhibit 2 attached hereto are deemed to be "Additional Loan Collateral" for the purposes of the Security Agreement and are thus included within the definitions of "Equipment" and "Collateral" appearing in Section 1 of the Security Agreement; and that the items listed on Exhibit 2 attached hereto shall also be deemed to be "1997 Loan Collateral" for the purposes of Section 17 of the Security Agreement.

     d. That the equipment lists set forth in Exhibit A to the Security Agreement are hereby amended by adding thereto (without releasing or deleting any item shown on such lists immediately prior to the date hereof) all of the items appearing on Exhibit 2 attached hereto.

     e. That Section 17 of the Security Agreement is hereby amended in its entirety to read as follows:

     "17. PARTIAL RELEASE. The Secured Party agrees that, upon the satisfaction of the Partial Release Conditions (hereinafter defined) in relation to the 1994 Term Loan, the 1995 Term Loan, the Ohio Term Loan or the 1997 Term Loan, the Secured Party will, at the Debtors' request, execute and deliver to the Debtors a release of the 1994 Loan Collateral or the 1995 Loan Collateral or the Ohio Loan Collateral or the 1997 Loan Collateral (as appropriate) from the lien of this Security Agreement (including appropriate releases on Form UCC- 3) and, upon execution and delivery of such release, the 1994 Loan Collateral, the 1995 Loan Collateral, the Ohio Loan Collateral or the 1997 Loan Collateral (as the case may be) will no longer be deemed 'Collateral' subject to this Security Agreement. As used herein, the 'Partial Release Conditions' will be deemed satisfied only if ALL of the following shall have occurred: (i) the 1994 Term Loan or the 1995 Term Loan or the Ohio Term Loan or the 1997 Term Loan (as the case may be) shall have been paid in full, (ii) the cash and/or readily-marketable Government Securities pledged to the Secured Party under Section 1.8 of the Letter Agreement shall have an aggregate fair market value of not less than the 'Required Minimum Value' (as defined in the Letter Agreement) and Alkermes shall agree to maintain such pledged cash and/or readily-marketable Government Securities in such amount so that the fair market value thereof shall never be less than such 'Required Minimum Value' and (iii) there shall then exist no Event of Default nor any event or circumstance which, with the passage of time or the giving of notice or both, could become an Event of Default. At the time of the making of any Additional Term Loan, the Bank and the Debtors may, by written modification to this Security Agreement, set forth the circumstances, if any, under which a partial release may be obtained with respect to the Additional Loan Collateral pledged in connection with the relevant Additional Term Loan."

     5. CONCERNING THE PLEDGE. The parties agree as follows with respect to the
Pledge:

     a. That the 1997 Term Note constitutes an "Additional Term Note" as described in Section 2 of the Pledge, with the result that the 1997 Term Note is included within the "Loan Documents" as defined in Section 2 of the Pledge.

     b. That the 1997 Term Loan is included within the "Secured Obligations" as defined in Section 2 of the Pledge.

     6. CONCERNING THE OHIO MORTGAGE. The parties agree that the 1997 Term Note constitutes one of the "Other Term Notes" described in the WITNESSETH clause of the Ohio Mortgage, with the result that the 1997 Term Loan is among the obligations secured by the Ohio Mortgage.

     7. AMENDED DOCUMENTS. Wherever in any Financing Document, or in any certificate or opinion to be delivered in connection therewith, reference is made to the Letter Agreement, to the Security Agreement, to the Pledge and/or to the Ohio Mortgage, from and after the date hereof same will be deemed to refer to the relevant Financing Document as amended or otherwise affected hereby.

     8. REPRESENTATIONS. In order to induce the Bank to enter into this Agreement, each Borrower represents and warrants as follows:

     a. The execution, delivery and performance of each of this Agreement and the 1997 Term Note have been duly authorized by each Borrower by all necessary corporate and other action, will not require the consent of any third party and will not conflict with, violate the provisions of, or cause a default or constitute an event which, with the passage of time or the giving of notice or both, could cause a default on the part of any Borrower under its charter documents or by-laws or under any contract, agreement, law, rule, order, ordinance, franchise, instrument or other document, or result in the imposition of any lien or encumbrance (except in favor of the Bank) on any property or assets of any Borrower.

     b. Each Borrower has duly executed and delivered each of this Agreement and the 1997 Term Note.

     c. Each of this Agreement and the 1997 Term Note is the legal, valid and binding joint and several obligation of each Borrower, enforceable against each Borrower jointly and severally in accordance with its respective terms.

     d. The statements, representations and warranties made in the Letter Agreement, in the Security Agreement and/or in the other Financing Documents continue to be correct as of the date hereof; except as amended, updated and/or supplemented by the attached Supplemental Disclosure Schedule.

     e. The covenants and agreements of the Borrowers contained in the Letter Agreement, in the Security Agreement and/or in the other Financing Documents have been complied with on and as of the date hereof.

     f. No event which constitutes or which, with notice or lapse of time, or both, could constitute, an Event of Default (as defined in the Letter Agreement) has occurred and is continuing.

     g. No material adverse change has occurred in the financial condition of any Borrower from that disclosed in the financial statements of Alkermes dated December 31, 1996, heretofore furnished to the Bank.

     9. FULL FORCE AND EFFECT. Except as expressly affected hereby, the Letter Agreement and each of the other Financing Documents remains in full force and effect as heretofore.

     10. NO WAIVER. Nothing contained herein will be deemed to constitute a waiver or a release of any provision of any of the Financing Documents. Nothing contained herein will in any event be deemed to constitute an agreement to give a waiver or release or to agree to any amendment or modification of any provision of any of the Financing Documents on any other or future occasion.

     Executed, as an instrument under seal, as of the day and year first above written.

                                            ALKERMES, INC.


                                            By: /s/ Michael J. Landine
                                                --------------------------------
                                                Name:   Michael J. Landine
                                                Title:  Senior Vice President
                                                        and CFO


                                            ALKERMES CONTROLLED
                                            THERAPEUTICS, INC.


                                            By: /s/ Michael J. Landine
                                                --------------------------------
                                                Name:   Michael J. Landine
                                                 Title: Vice President


                                            ALKERMES CONTROLLED
                                            THERAPEUTICS INC. II


                                            By: /s/ Michael J. Landine
                                                --------------------------------
                                                Name:   Michael J. Landine
                                                 Title: Vice President


Accepted and agreed:
FLEET NATIONAL BANK


By: /s/ Matthew Moiauninger
    ----------------------------------
    Name:  Matthew Moiauninger
    Title: Vice President

                                    EXHIBIT 2
                                 Equipment List
                                 --------------


                                                        EXHIBIT 2
                                                  1997 LOAN COLLATERAL
                                          ALKERMES/ACTI/ACTII FIXED ASSET LIST

Date of                                                                                     Total       Less       Less        Total
Purchase   Company                      Description                           Ref #       Invoice    Freight  Sales Tax      Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1996 (APRIL 1995-MARCH 1996)
2/26/96    Amsco (PA)                   GMP washer                            145389    95,239.00       0.00       0.00    95,239.00
2/26/96    Amsco (PA)                   Parts to GMP washer                   145390    27,654.00       0.00       0.00    27,654.00
2/28/96    Amsco Sales (NY)             Parts to GMP washer                   145625       159.19       2.94       0.00       156.25
2/29/96    Amsco Sales (NY)             Parts to GMP washer                   145678       183.62       5.54       0.00       178.08
2/29/96    Amsco Sales (NY)             Parts to GMP washer                   145654       512.50       0.00       0.00       512.50
1/16/96    Beta Star Corporation        Mdl 400 con & oq/iq prog              144682     6,925.00       0.00       0.00     6,925.00
1/9/96     Boston Ship Service          Kitchen microwave                     144031       197.40       0.00       9.40       188.00
2/9/96     Cargocaire                   Vacuum, 30565-01                      145144     2,599.00     100.00     119.00     2,380.00
1/17/96    CDW Computer Centers         Microtest discport etc.               144646       963.16      11.16       0.00       952.00
1/30/96    CDW Computer Centers         Color Inkjet                          144994       350.00       0.00       0.00       350.00
2/20/96    CDW Computer Centers         HP printer & monitor                  145737     1,230.35      23.35       0.00     1,207.00
3/14/96    CDW Computer Centers         Hard drive etc.                       146377     2,743.00       0.00       0.00     2,743.00
3/28/96    Danka Industries, Inc.       Sharp fax machine                     147040     2,369.85       0.00     112.85     2,257.00
2/21/96    Danka Industries, Inc.       Sharp fax machine                     145938     2,188.20       0.00     104.20     2,084.00
3/26/96    Data Care/Valcom             HP vectra/color monitor               146801     3,458.70      42.00     162.70     3,254.00
3/5/96     Dell Direct                  Nanao flexscan F2-21                  145909     2,104.00      75.00       0.00     2,029.00
3/7/96     Dell Direct                  Dell optiplex system                  145945     1,787.10       0.00      85.10     1,702.00
2/13/96    Hank Finkel Associates       Cart with ledges                      145324       618.13      27.61      28.12       562.40
1/19/96    Imaging Research, Inc.       Dual lamp desktop illumin.            144578     2,070.00      75.00       0.00     1,995.00
1/25/96    Imnet/Evergreen Tech.        Console to mvv opt dsl dr             144648     4,035.00       0.00       0.00     4,035.00
1/26/96    InfoTech                     Apple laserwriter                     144843     2,355.90      27.00     110.90     2,218.00
2/2/96     InfoTech                     lw 500 sheet feeder                   144957       286.20       9.00      13.20       264.00
2/2/96     MacWarehouse                 HP laserjet                           144995     1,080.00       0.00      30.00     1,050.00
1/31/96    MacWarehouse                 Powerbook etc.                        145162     4,500.00       0.00      21.00     4,479.00
2/28/96    MacWarehouse                 Powermac, keyboard, etc.              145693     7,681.00      75.00       0.00     7,606.00
2/29/96    MacWarehouse                 Netpatrol pack pro                    145794     1,282.00       3.00       0.00     1,279.00
1/4/96     Microcenter                  Apple laserwriter                     144381     2,466.45       0.00     117.45     2,349.00
2/29/96    Microtech International      8mb simms                             145694     2,252.27      20.27       0.00     2,232.00
3/15/96    Microtech International      Mia 8000/72-06 etc.                   146246     4,257.27      27.27       0.00     4,230.00
2/27/96    Microtech International      16&8mb simms                          145612     1,114.07      16.07       0.00     1,098.00
2/28/96    Nortel                       Digital line card etc.                145955     4,023.00       0.00     189.00     3,834.00
1/23/96    PCs Compleat, Inc.           Celebris gl short tower               144479     3,681.27      17.82     174.45     3,489.00
1/25/96    PCs Compleat, Inc.           16mb simms                            144643       708.45       4.95      33.50       670.00
3/20/96    PCs Compleat, Inc.           Hard drive                            146343     6,327.80      29.90     299.90     5,998.00
3/11/96    Radiometer America, Inc.     Conductivity meter etc.               146003     1,890.00       0.00       0.00     1,890.00
1/15/96    Shreve Systems               Laserwriter etc,                      144158       795.00      19.00       0.00       776.00
2/2/96     Shreve Systems               SCSI hard disk etc.                   145339     1,015.00      20.00       0.00       995.00
1/30/96    VWR Scientific               Freezer chest                         145293     5,657.00       0.00       0.00     5,657.00
3/5/96     Waters Corporation           Bus sat/in module box                 145805     2,155.00       5.00       0.00     2,150.00


                                                        EXHIBIT 2
                                                  1997 LOAN COLLATERAL
                                          ALKERMES/ACTI/ACTII FIXED ASSET LIST


ALKERMES F&F
FY1996 (APRIL 1995-MARCH 1996)
2/9/96     First Office Concepts        Storage cabinet credenza              145120       730.40      29.00      33.40       668.00
1/25/96    Hank Finkel                  Tables, shelves, posts, etc.          144826     3,802.95     161.17     172.42     3,469.36
2/12/96    Hank Finkel                  Stainless steel bench                 145114     1,032.90      69.00      45.90       918.00

ALKERMES EQUIPMENT
FY1997 (APRIL 1996-MARCH 1997)
2/28/97    AMC  Computers               2 orange PC & 2 orange window 95      155706     4,108.00      20.00       0.00     4,088.00
2/25/97    AMC  Computers               APMM Apple 20" display                155735     5,430.00     195.00       0.00     5,235.00
3/14/97    AMC  Computers               APCM4595LL/ Mac ext. keyboard/
                                         carrycage/microsaver                 155755     5,799.00       0.00       0.00     5,799.00
3/18/97    AMC  Computers               APCM4595LL/Mac extended Keyboard II   155876    10,670.00      70.00       0.00    10,600.00
3/18/97    AMC  Computers               APCM4595LL/Mac extended Keyboard II/
                                         Mitsubishi                           155880     7,585.00     175.00       0.00     7,410.00
9/25/96    AMC  Computers               3CN3C1667100 3com lonkbuilder         151049       855.00      10.00       0.00       845.00
10/28/96   AMC  Computers               Apple display and keyboards           152163     6,280.00      40.00       0.00     6,240.00
10/31/96   AMC  Computers               Apple PC compatibility                152162     2,020.00      10.00       0.00     2,010.00
11/25/96   AMC  Computers               Apple computer, display, keyboard     152754     8,395.00      75.00       0.00     8,320.00
1/24/97    AMC  Computers               HP LASERJET MX PRINTER W/TONER        154175     7,800.00      50.00       0.00     7,750.00
1/17/97    AMC  Computers               APCM/APPLE20"/KEYBOARD                154269    12,620.00     140.00       0.00    12,480.00
1/10/97    AMC  Computers               APCM/APPLE20"/KEYBOARD                154147     4,200.00      40.00       0.00     4,160.00
1/18/97    AMC  Computers               APCM/APPLE20"/KEYBOARD                154122     4,210.00      50.00       0.00     4,160.00
2/21/97    AMSCO                        Interface board, touch panel          154946     2,206.55      43.15       0.00     2,163.40
2/13/97    AMSCO                        P117580014/Pump                       154755     6,385.25       0.00       0.00     6,385.25
3/31/96    Bio-Rad Digilab Division     Winir system                          146717    13,360.00       0.00       0.00    13,360.00
4/2/96     Bio-Rad Digilab Division     Credit ref #146717                    152261    -4,870.00       0.00       0.00    -4,870.00
9/30/96    Biotest                      Purge Filter Assembly                 151117     7,881.40      71.40       0.00     7,810.00
3/27/96    CDW  Computer Centers        Intel Pentium Overdrive               146731       382.46      11.46       0.00       371.00
3/28/96    CDW  Computer Centers        Intel Pentium Overdrive               146736       256.33       1.33       0.00       255.00
5/23/96    CDW  Computer Centers        Visionter 16mb dell                   148275       356.66       6.66       0.00       350.00
7/10/96    CDW  Computer Centers        SEAGATE 1.00GB 11ms IDE               149330       201.00       0.00       0.00       201.00
7/31/96    CDW  Computer Centers        HP LJ 5 12PPm 600PI                   149959     1,261.65      22.65       0.00     1,239.00
9/19/96    CDW  Computer Centers        SAMSUNG 17glt                         151068       738.89      54.89       0.00       684.00
10/23/96   CDW  Computer Centers        NANAO FLEXSCAN 21IN                   151864     1,855.26      60.26       0.00     1,795.00
10/24/96   CDW  Computer Centers        SAMSUNG 17 GLI 17IN                   151870       746.92      54.92       0.00       692.00
10/24/96   CDW  Computer Centers        SAMSUNG 11GLI 17IN                    151871     1,384.00       0.00       0.00     1,384.00
11/20/96   CDW  Computer Centers        TOS 200CDS/MHZ 28.8 PCMIA             152535     4,674.67      38.67       0.00     4,636.00
6/24/96    CDW  Computer Centers        SIMPLE 8MB DEC HINOTE                 148908       157.35       5.35       0.00       152.00
6/19/96    CDW  Computer Centers        SIMPLE 16MB DEC PC LP                 148895       253.43       8.43       0.00       245.00
6/20/96    CDW  Computer Centers        MHZ 28.8 PCMCIAV.34 FAX               148896       259.83       8.83       0.00       251.00
6/7/96     CDW  Computer Centers        SEAGATE HARD DRIVE                    148668       299.00       0.00       0.00       299.00
6/11/96    CDW  Computer Centers        HP LASER 5P                           148681       879.00       0.00       0.00       879.00
5/31/96    CDW  Computer Centers        NANAO MONITOR                         148400     1,915.87      95.87       0.00     1,820.00
7/11/96    CDW  Computer Centers        4MB Dell                              147077       253.24       3.24       0.00       250.00
4/1/96     Computer  Town               Apple Mac                             146718     1,727.50      10.75      81.75     1,635.00
4/2/96     Computer  Town               4 Power macs                          146763     4,195.80       0.00     199.80     3,996.00


                                                        EXHIBIT 2
                                                  1997 LOAN COLLATERAL
                                          ALKERMES/ACTI/ACTII FIXED ASSET LIST


6/24/96    Computer Town                SONY 17"COLOR MONITOR                 148818       853.95      15.00      39.95       799.00
6/24/96    Computer Town                APPOI HDA 320 MB SCSI                 149400       409.50       0.00      19.50       390.00
8/28/96    Cotter Corporation           Modification to WFI                   151081     3,123.80       0.00       0.00     3,123.80
2/27/97    Data Science                 Receiver system RPC-1/power supply/
                                         start cable                          155210    11,236.01      26.01       0.00    11,210.00
3/18/97    Dell Direct Sales            Dell Dimension XPS Pentium Processor  155736     2,795.00     100.00       0.00     2,695.00
10/1/96    Dell Direct Sales            DELLPCW/MONITOR,NETWORK               151216     3,330.00     100.00       0.00     3,230.00
11/25/96   Dell Direct Sales            Pentium Pro3000mhz                    152551     3,689.00      55.00       0.00     3,634.00
3/27/96    Dell Direct Sales            Dell dimension Pentium                146818     2,323.65      55.00     110.65     2,158.00
11/26/96   Dell Direct Sales            Dimension XPS/Microsoft system/Win95  152664     2,820.30     100.00     134.30     2,586.00
2/23/96    Dictronics                   Laser facsimile machine               148273     2,792.50     325.00     117.50     2,350.00
1/23/97    Entex                        HP-HEWLET/3COM/TOSHIBA                154155    11,021.25     186.93     498.78    10,335.54
1/23/97    Entex                        Proliant 2500, energy unit etc.       154531    14,827.31     208.01     693.30    13,926.00
2/25/97    Entex                        TT-TEKTRONIX (color printer)/lower
                                         tray assa. for phase II              155711     9,201.28     166.03     430.25     8,605.00
3/10/97    Entex                        HP-Hewlett Pack/fast ethlink/ 8x
                                         speed CD-Rom/                        155734     1,803.55      81.05      77.50     1,645.00
12/13/96   Geneva Group                 SollomIV                              152743    45,046.09       0.00       0.00    45,046.09
4/9/96     Infotech                     Hp laserjet 5SI                       147045     4,045.95      15.00     191.95     3,839.00
4/19/96    Infotech                     Laserjet Iv plus                      147209     1,447.00       0.00       0.00     1,447.00
5/22/96    Infotech                     16 mb simms                           148159       515.15       8.00      24.15       483.00
6/17/96    Infotech                     HP DESKJET 1600CM                     148610     2,135.95      16.00     100.95     2,019.00
6/7/96     Infotech                     HP LASERJET                           148379     4,068.95      38.00     191.95     3,839.00
5/8/96     MacWarehouse                 Keyboard-compatibility cd             147934     1,232.90     118.90       0.00     1,114.00
5/29/96    MacWarehouse                 Power Mac w/scan display              148479     7,442.00       0.00       0.00     7,442.00
5/29/96    MacWarehouse                 Extended Keyboard, etc.               148480     1,654.50     135.00       0.00     1,519.50
5/30/96    MacWarehouse                 Powermac                              148481     1,026.00      27.00       0.00       999.00
5/30/96    MacWarehouse                 APPLE MULTIPLE SCAN DSPLY             148518       947.39       0.00      49.39       898.00
5/8/96     MacWarehouse                 POWER MAC & DISPLAY                   148403     9,889.00       0.00       0.00     9,889.00
7/1/96     MacWarehouse                 Extended Keyboard II                  149032       194.00      39.00       0.00       155.00
7/1/96     MacWarehouse                 Power Mac 7200                        149033     4,921.00       0.00       0.00     4,921.00
7/15/96    MacWarehouse                 Extended Keyboard + modem             149440       865.00       0.00       0.00       865.00
9/23/96    MacWarehouse                 Mitsubishi MCA640 optical drive       151069       602.00       3.00       0.00       599.00
10/16/96   MacWarehouse                 POWERPORT/MERCURY FOR POWER BOOK      151570       319.00       0.00       0.00       319.00
1/6/97     MacWarehouse                 APPLE POWERBOOK/LASERJET              154172     2,744.00       0.00       0.00     2,744.00
2/20/97    MacWarehouse                 Powermac 7300                         155085     8,196.00       0.00       0.00     8,196.00
2/20/97    MacWarehouse                 Credit ref #155085                    155733    -2,299.00       0.00       0.00    -2,299.00
2/12/97    MacWarehouse                 Fax, ethernet line                    154929     1,297.95       8.00       0.00     1,289.95
4/1/96     McMaster-Carr                Steel ladder                          146721       494.08      42.00       0.00       452.08
9/15/96    Micro Center                 Academic network center               150623     5,109.31       0.00     243.30     4,866.01
9/10/96    Micro Center                 QVS cable, scanner keyboard           150542     4,931.51       0.00     234.83     4,696.68
11/22/96   Micro-Med                    Low pressure analyzer                 152441     6,765.00       0.00       0.00     6,765.00
1/7/97     Microtech International      MIA1600/168-06PPC                     153485     1,015.91      15.91       0.00     1,000.00
4/4/96     Microtech International      Mia8000/168-06 PPC                    146781     1,808.71      18.71       0.00     1,790.00
5/8/96     Microtech International      8mb simms                             147774     2,794.59      22.59       0.00     2,772.00
5/31/96    Microtech International      MIA8000/168-06-PPC                    148294     2,405.19      21.19       0.00     2,384.00
9/25/96    Microtech International      DIMM 512k cache                       151070     1,242.94      17.94       0.00     1,225.00


                                                        EXHIBIT 2
                                                  1997 LOAN COLLATERAL
                                          ALKERMES/ACTI/ACTII FIXED ASSET LIST


10/29/96   Microtech International      MIA1600/168-06-PPC                    151869     1,386.45      17.45       0.00     1,369.00
12/18/96   Nortel Communication         Telephones                            153230     1,742.10      20.00      82.00     1,640.10
12/9/96    Nortel Communication         M2616 perf-plus tel basic             153325       608.50      10.00      28.50       570.00
2/21/97    Northern Business Machine    Sharp fax machine                     155068     5,394.00       0.00       0.00     5,394.00
12/31/96   Osmonics                     PUMP MOTOR ELECTRIC BOILER            153415     2,070.00       0.00       0.00     2,070.00
9/19/96    PC's Compleat Inc            P133,16MBEDO win 95                   150846     2,617.90      14.95     123.95     2,479.00
6/20/96    PC's Compleat Inc            DIGITAL HINOTE ULTRA II               148736     3,198.90      49.95     149.95     2,999.00
10/24/96   PC's Compleat Inc            P133,16MBEDO/MEMORY/VIDEO             151713     4,223.60      29.90     199.70     3,994.00
12/12/96   PC's Compleat Inc            P133A, memory, modem                  153096     4,296.85      14.95     203.90     4,078.00
12/16/96   PC's Compleat Inc            Replicator, port, w/ethernet          152955       339.90       4.95      15.95       319.00
2/21/97    Orange Micro, Inc.           Orange Pc 540 PCI                     154887     6,579.10      39.70     311.40     6,228.00
12/12/96   South Hill Datacomm          4 PORT STATIONS & ADAPTERS            154313     3,756.00       0.00       0.00     3,756.00
1/14/97    Stoelting                    LAB STANDARD W/18 DEGREE EARBARS      153889     7,831.80      46.80       0.00     7,785.00
9/10/96    The Holt Company             slide proj with film                  150556       753.00       0.00       0.00       753.00
10/7/96    The Holt Company             KODAK EKTAGRAPHIC IIIA SLIDE PROJECT  151212       781.50      15.00      36.50       730.00
2/10/97    Thomas Scientific            Blender 4L 120V                       154461     1,284.76      28.76       0.00     1,256.00
6/12/96    Triumph                      PCVD1012/PCACCALPRT                   148600     1,789.80       6.90      84.90     1,698.00
12/4/96    VWR Corporation              Ambi-hi low chambers                  153086     3,810.00       0.00       0.00     3,810.00
5/10/96    Waters Corporation           In-line degasser 4 channel            147809     2,905.00       5.00       0.00     2,900.00
7/29/96    Zsource                      Ricoh SCSI scanner + drive            149559     4,764.00      18.00     226.00     4,520.00

ALKERMES F&F
FY1997 (APRIL 1996-MARCH 1997)
5/21/96    First Office Concepts        Letter Size File Cabinets             148012     2,589.50      80.00     119.50     2,390.00
5/16/96    First Office Concepts        Steel Display Cases                   148156     2,638.80      39.00     123.80     2,476.00
1/9/97     First Office Concepts        Cramer stoll                          153988       556.18      17.00      25.68       513.50
4/1/96     Hank Finkel                  Shelf & Post                          146976       166.95       6.95      21.00       139.00
1/21/97    Hank Finkel                  curt/post/caster                      154149     2,403.24     199.97     104.92     2,098.35
3/14/97    Nortel Communications        M2008HF stndrd bus tel/M2616
                                         perf-plus tel                        155991     4,932.50      50.00     232.50     4,650.00
3/12/97    Nortel Communications        M2616 Perf-Plus Tel basic             155990     1,700.00      20.00      80.00     1,600.00

ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
4/3/97     AMC Computer Corp            Powermac                              156216     2,565.00       0.00       0.00     2,565.00
4/23/97    AMC Computer Corp            Powerbook computer                    156698     5,759.00      25.00       0.00     5,734.00
4/18/97    AMC Computer Corp            HP laserjet                           156865     3,895.00       0.00       0.00     3,895.00
4/7/97     AMC Computer Corp            Powermac                              157210     3,515.00       0.00       0.00     3,515.00
4/25/97    Carver, Inc.                 C/press model with c/base press
                                         stand                                156728     2,809.94      64.94       0.00     2,745.00
4/10/97    Data Sciences, Inc.          Blood pressure monitoring system      156739    17,973.95      13.95       0.00    17,960.00
3/31/97    Dell Direct Sales, L.P.      Dell 6200 w/pentium                   156086     3,800.00      55.00       0.00     3,745.00
3/28/97    Dell Direct Sales, L.P.      Dell 6200 w/pentium                   156087     3,800.00      55.00       0.00     3,745.00
4/11/97    Dell Direct Sales, L.P.      Dell poweredge 2100 pentium pro base  156403     3,389.00     100.00       0.00     3,289.00
4/8/97     Entex                        Toshiba                               156359     2,888.27      37.52     135.75     2,715.00
4/2/97     Entex                        HP computer                           156361     2,529.15     122.05     110.10     2,297.00
3/31/97    Fisher Scientific            Freezer storage flame material        156080     2,792.00       0.00       0.00     2,792.00
5/5/97     Genevea Group                GB ultra wide swapable drive, PCI
                                         controller                           156609     5,761.47      25.00     273.17     5,463.30



                                                        EXHIBIT 2
                                                  1997 LOAN COLLATERAL
                                          ALKERMES/ACTI/ACTII FIXED ASSET LIST


4/28/97    Harvard Apparatus            Multi-syr pump 22                     156720     4,204.38      14.38       0.00     4,190.00
4/23/97    Kinematic AG                 Dispersing and homogenizing unit      156262     5,941.65       0.00       0.00     5,941.65
3/31/97    La Calhene                   Replacement canopy for two half
                                         suit isolator                        156040     7,994.15      59.15       0.00     7,935.00
4/24/97    McMaster-Carr                Stainless steel scullery sink         156881     2,381.15      40.00       0.00     2,341.15
4/21/97    Micro Motion                 Sensor and transmitter                156401     6,835.20      20.00       0.00     6,815.20
4/10/97    Microtech International      Memory for computers                  156800     3,705.36      25.36       0.00     3,680.00
4/7/97     Shreve Systems               500 MB internal 3.5 harddrives        156471     4,650.00      70.00       0.00     4,580.00
4/7/97     Sonics & Materials, Inc.     100 watt system                       156461     2,232.19      12.19       0.00     2,220.00
4/28/97    VWR Corporation              Balances                              157269     6,181.45       0.00       0.00     6,181.45
4/16/97    Waters Corporation           In-line degasser 4-channel            156426     3,005.00       5.00       0.00     3,000.00
                                                                                    ------------------------------------------------
TOTAL ALKERMES                                                                         720,029.00   5,712.95   7,991.46   706,324.59
                                                                                    ------------------------------------------------

ACTI EQUIPMENT
FY1996 (APRIL 1995-MARCH 1996)
2/13/96    Accutemp Engineering         Watlow microprocessor, et               5250     2,722.15      45.68       0.00     2,676.47
1/30/96    Alloy Products Corp.         7 Gal Tank w/misc parts                 5189     3,670.40      16.40       0.00     3,654.00
2/13/96    Alloy Products Corp.         14 gal vessel                           5254     3,754.27      54.27       0.00     3,700.00
2/16/96    Amsco Sales (NY)             Valve-part of Cooler                    5244       323.48       3.62       0.00       319.86
1/8/96     AMSCO-PA                     H202 case                               5078       788.00       0.00       0.00       788.00
1/8/96     Avestin, Inc.                High pressure homo. mach                5051    13,030.00     160.00       0.00    12,870.00
3/18/96    Chisholm Corp.               Palltronic filter tester                5454    15,750.00       0.00       0.00    15,750.00
2/15/96    Chisholm Corporation         Water/moisture trap                     5255       160.52      10.52       0.00       150.00
2/16/96    Cole-Parmer                  Humidity data processor                 5245       976.70       6.70       0.00       970.00
3/7/97     Cole-Parmer                  Humidity data processor                 5365     2,024.15      29.15       0.00     1,995.00
1/15/96    Cotter Corporation           WFI tank upgrade project                5042    12,849.72       0.00       0.00    12,849.72
2/9/96     Cotter Corporation           Add ferrule 40l vessel                  5220     2,848.00       0.00       0.00     2,848.00
2/27/96    Harvard Apparatus            Multi syringe pump                      5310     2,631.37       6.37       0.00     2,625.00
3/6/96     IKA Works, Inc.              Homogenizer motor                       5368     2,399.58      11.58       0.00     2,388.00
3/1/96     ITT Sherotec                 Valves for tanks                        5333     9,131.43      14.83       0.00     9,116.60
January    La Calhene                   Platine for clean room                144898    33,447.00       0.00       0.00    33,447.00
4/11/96    La Calhene                   Isolator walls                          5639    22,824.30       0.00       0.00    22,824.30
3/27/96    MKS Instruments              Barratron pressure transducer           5500     4,931.48      11.48       0.00     4,920.00
2/29/96    Osmonics                     Steam generator                         5621    60,278.50       0.00       0.00    60,278.50
1/1/96     Pacific Venture              Lease 8142N                             4984     2,897.00       0.00       0.00     2,897.00
2/8/96     Process Instrumentation      Temp callibrator w/access               5356     3,555.00       5.00       0.00     3,550.00
2/22/96    Sonics & Materials           Ultrasonic Processor etc.               5302     7,343.45      28.45       0.00     7,315.00
1/17/96    Superior Controls            Prolease 50 data acq.system             5084     7,827.00       0.00       0.00     7,827.00
2/9/96     Superior Controls            Prolease 50 data acq.system             5266     7,969.60       0.00       0.00     7,969.60
3/6/96     Superior Controls            Prolease 50 data acq.system             5376     5,218.00       0.00       0.00     5,218.00
3/25/96    Superior Controls            Prolease 50 data acq.system             5517     1,500.00       0.00       0.00     1,500.00
3/25/96    Superior Controls            Prolease 50 data acq.system             5518     7,969.60       0.00       0.00     7,969.60
1/18/96    Telsonic, USA                Ultrasonic generator, etc.              5089     2,910.00      35.00       0.00     2,875.00



                                                        EXHIBIT 2
                                                  1997 LOAN COLLATERAL
                                          ALKERMES/ACTI/ACTII FIXED ASSET LIST


ACTI F&F
FY1996 (APRIL 1995-MARCH 1996)
1/22/96    Hank Finkel                  Table                                    670       908.24      76.64      39.60       792.00
2/23/96    Hank Finkel                  Shelf & Post                            5311       166.26      19.00       7.01       140.25
2/27/96    Hank Finkel                  Shelf & Post                            5324       166.00      19.00       7.00       140.00
3/7/96     Hank Finkel                  Standard Utility Cart                   5381       465.58      22.48      21.10       422.00
2/27/96    Terra Universal, Inc.        Blue Upholstered Chair                  5340     1,677.00      67.00       0.00     1,610.00

ACTI EQUIPMENT
FY1997 (APRIL 1996-MARCH 1997)
1/8/97     Alleghency Bradford Corp     Heat exchanger                          8231    10,427.00       0.00       0.00    10,427.00
2/5/97     Alloy Products Corp          Vessel 14 Gal ASME T-316                8560     8,865.72      85.72       0.00     8,780.00
4/9/96     Alloy Products Corp          14 gal vessel                           5630     7,784.27      54.27       0.00     7,730.00
7/11/96    Amsco Sales Corp             1 316l SS TC PRESSURE REG               6318     1,966.59      10.03       0.00     1,956.56
3/31/96    Anatel Corporation           Analyzer                                5569    16,998.62       3.62       0.00    16,995.00
2/11/97    Apache Stainless Equipment   37.4 18" Vessel                         8591     4,390.00       0.00       0.00     4,390.00
1/13/97    Avestin, Inc.                EmulsiFlex-C50 high pressure            8315    23,040.00     290.00       0.00    22,750.00
4/4/96     Avestin, Inc.                Homogenizer/Transducer                  5597    25,980.00     320.00       0.00    25,660.00
6/25/96    Beta-Star Corp               MODEL #400 CONTROL                      6429    13,075.00       0.00       0.00    13,075.00
6/25/96    Beta-Star Corp               ADDITIONAL PARTS MODEL #400             6428     6,326.44       0.00       0.00     6,326.44
5/16/96    Bio-Rad Digilab Div.         Automatic temp controller               5827     4,870.00       0.00       0.00     4,870.00
6/13/96    Boston Ship Service          1810 Fridge                             5980       525.00       0.00       0.00       525.00
1/10/97    Chemineer Inc                CAT-10 static mixer                     8321     3,978.18      18.18       0.00     3,960.00
6/11/96    Cole-Parmer Instrument       PUMP MFLEX V-FLO                        6050     2,650.00       0.00       0.00     2,650.00
7/25/96    Cole-Parmer Instrument       VAC PUMP                                6524     2,777.60     227.60       0.00     2,550.00
2/28/97    Cotter Corporation           Modify Glove Box Isolator small         8787     1,475.00       0.00       0.00     1,475.00
3/20/96    Cotter Corporation           Pressure control valve                  5659     2,819.00       0.00       0.00     2,819.00
10/16/96   Cotter Corporation           Modification to SS Isolator unit        7602     5,900.00       0.00       0.00     5,900.00
11/14/96   Cotter Corporation           FAB. SC Middle per 10/23/96 skecth      7830     1,395.00       0.00       0.00     1,395.00
1/23/97    Cotter Corporation           FAB. bottom collection tank             8402     4,650.00       0.00       0.00     4,650.00
1/23/97    Cotter Corporation           10".4" can red top insulated            8401     5,750.00       0.00       0.00     5,750.00
3/21/97    Cotter Corporation           Modify glove box isolator small         9148     2,175.00       0.00       0.00     2,175.00
2/4/97     Edwards High Vacuum          B Pump E2M18                            8542     2,815.59     200.59       0.00     2,615.00
6/19/96    Edwards High Vacuum          VACUUM PUMP W/RUBBER                    6110     3,030.79      50.79       0.00     2,980.00
3/24/97    Exeter Analytical, Inc.      CE440 element analyzer & start up kit   8954    30,450.00     125.00       0.00    30,325.00
9/23/96    Fisher Scientific            Incubator MDL 815 220VAC 50HZ           7163     2,295.00       0.00       0.00     2,295.00
9/27/96    Fisher Scientific            Digital Chart Recorder 115V             7398     2,235.00       0.00       0.00     2,235.00
10/8/96    Fisher Scientific            Incubator MDL 815 220VAC                7407     4,590.00       0.00       0.00     4,590.00
11/20/96   Fisher Scientific            Blood bk ref 12cu ft 115v               7851     2,815.00       0.00       0.00     2,815.00
11/4/96    FTS Systems, Inc             pump circulating                        7805     1,508.45       0.00       0.00     1,508.45
7/26/96    FTS Systems, Inc             RC211,208V AIR COOLED                   6526    13,200.00       0.00       0.00    13,200.00
4/8/96     FTS Systems, Inc             Secondary Key temp                      5615    13,685.00       0.00       0.00    13,685.00
6/18/96    Glen Mills Inc               TURBULA SHAKER                          6108     7,400.00       0.00       0.00     7,400.00
10/31/96   Glen Mills Inc               Turbula Shaker-Mixer Model T2C          7582     7,600.00       0.00       0.00     7,600.00
9/18/96    Harvard Apparturs Inc        Pump 22 Multi-SYR                       6953     2,002.06       7.06       0.00     1,995.00



                                                        EXHIBIT 2
                                                  1997 LOAN COLLATERAL
                                          ALKERMES/ACTI/ACTII FIXED ASSET LIST


7/11/96    Hewlett Packard              Flouresence detector & kits +
                                         installation                           7210    12,624.00       0.00       0.00    12,624.00
12/13/96   IKA-Works, Inc.              Dispersing Tool                         8162     1,679.35       8.35       0.00     1,671.00
3/4/96     IKA-Works, Inc.              Homogenizer                             5553     3,355.76      13.76       0.00     3,342.00
4/9/96     Infotech                     HP laserjet 51                          5603       964.45      52.00      43.45       869.00
4/9/96     Infotech                     HP laserjet 5L                          5619     1,846.90      22.00      86.90     1,738.00
5/24/96    ITT Sherotec                 SC Chamber                              5926     5,675.98      35.98       0.00     5,640.00
6/13/96    ITT Sherotec                 FD TOP-DRAWING 320EP                    6082    26,053.45      55.45       0.00    25,998.00
6/17/96    ITT Sherotec                 DISPENSER TANK 2PCX                     6109     9,302.05      73.25       0.00     9,228.80
6/18/96    ITT Sherotec                 DISPENSER TANK 2PCS                     6129    18,570.60     113.00       0.00    18,457.60
5/24/96    ITT Sherotec                 TANK BOTTOM VALVE ADDITION              5942    22,359.02      24.02       0.00    22,335.00
10/11/96   Jouan Inc                    Bench top centerfuge & accessories      7377     6,686.36      86.36       0.00     6,600.00
5/17/96    La Calhene                   Alum autoclavable container             5794     8,992.00       0.00       0.00     8,992.00
5/21/96    La Calhene                   Containment isolator                    5910    11,761.80       0.00       0.00    11,761.80
6/19/96    La Calhene                   ALUM. AUTOCLAV CONTAINER                6133    15,144.00       0.00       0.00    15,144.00
5/14/96    La Calhene                   Contamination isolatorw/four gloves   151251    23,523.60       0.00       0.00    23,523.60
10/17/96   La Calhene                   Replacement canopy                      7401    15,667.00       0.00       0.00    15,667.00
10/17/96   La Calhene                   Replacement canopy                      7402    15,667.00       0.00       0.00    15,667.00
11/25/96   La Calhene                   Glove leak tester                       7914    15,000.00       0.00       0.00    15,000.00
3/18/97    La Calhene                   Replacement canopy work station         8965     4,452.00       0.00       0.00     4,452.00
3/11/97    La Calhene                   Rigid wall turbulent flow &
                                         accessories                            9192     3,920.60       0.00       0.00     3,920.60
1/31/97    La Calhene                   Half suite, diameter, PVC, sleeve       8566     8,217.50      81.50       0.00     8,136.00
4/22/96    Lightnin                     Mixer w/various parts                   5714    19,509.26      77.28       0.00    19,431.98
10/30/96   Lightnin                     Baldor Fear motor/ control              7600       707.75      34.75       0.00       673.00
11/25/96   McMaster-Carr                voltagespike,surge and recorder         7866     1,106.94       3.28       0.00     1,103.66
1/8/97     Micro Diagnostics            Stainless steel rotameter               8392     3,808.73       0.00       0.00     3,808.73
6/3/96     Millipore Corporation        INTEGRAL 316 ISOLATOR                   5939     7,000.00       0.00       0.00     7,000.00
6/25/96    Millipore Corporation        Milliflex sensor II 115V                7261     3,005.00       5.00       0.00     3,000.00
2/26/97    Millipore Corporation        Milliflex sensor II 115V                8810     3,000.00       0.00       0.00     3,000.00
7/11/96    Millipore Corporation        Milliflex sensor II 115V                6324     3,000.00       0.00       0.00     3,000.00
9/4/96     MKS Instruments              Baratron absolute pressure
                                         transducer                             6984     1,680.90      10.90       0.00     1,670.00
10/19/96   MKS Instruments              628A11TAE/A070-92                       7397     1,681.03      11.03       0.00     1,670.00
9/12/96    National Instrument          Labview dev. for Macintosh              7049     3,316.75      26.75       0.00     3,290.00
2/24/97    Nettco Corporation           Nettco model 18P, motor, ac drive,
                                         stirre                                 8832    25,883.00     113.00       0.00    25,770.00
5/2/96     Nettco Corporation           1BP mixer                               5725    33,855.48     189.48       0.00    33,666.00
8/6/96     Novex                        Power ease 500 Pre-Ca                   6683     1,531.00      46.00       0.00     1,485.00
3/31/97    Osmonics, Inc.               Generator 10% due from 2/29/96          9204     4,139.00       0.00       0.00     4,139.00
11/21/96   OTT Process Equipment        etra ac drive nema 4                    7754     1,533.00      73.00       0.00     1,460.00
9/6/96     Pall Filtron Corporation     5k omega centrasette                    7021    10,726.33       4.33       0.00    10,722.00
9/12/96    Pall Filtron Corporation     Sanitart centrasette +mutiples          6905    55,250.00       0.00       0.00    55,250.00
9/18/96    Pall Filtron Corporation     Integrity analyzer                      7408     5,400.00       0.00       0.00     5,400.00
10/2/96    Pall Filtron Corporation     5K omega centresette 25SQ T-screen      7258     5,364.63       3.63       0.00     5,361.00
3/14/97    Pall Filtron Corporation     Maximate ext SS cassette holder/ open
                                         channel 4ft                            8995    13,991.26     141.26       0.00    13,850.00
12/4/96    Pharmacia Biotech            Superdex 75                             7964     5,896.00      56.00       0.00     5,840.00
8/22/96    Phenomenex                   CH-mult. column heater                  6770     1,480.00       0.00       0.00     1,480.00



                                                        EXHIBIT 2
                                                  1997 LOAN COLLATERAL
                                          ALKERMES/ACTI/ACTII FIXED ASSET LIST

11/22/96   Precision Stainless, Inc.    50 liter portable mix tanks             8036     2,817.00       0.00       0.00     2,817.00
2/28/97    Precision Stainless, Inc.    100 liter portable mix tank &
                                         accessories                            9191    17,459.00       0.00       0.00    17,459.00
1/24/97    Sigmil Ltd                   Meissner housing w/steam jacket         8417     2,311.90      29.90       0.00     2,282.00
6/21/96    Sonics & Materials, Inc      50W ultrasonic atomizer                 6151     2,038.61       8.61       0.00     2,030.00
2/17/97    Sonics & Materials, Inc      40 KHZ atomizer & horn                  8700     2,883.28      13.28       0.00     2,870.00
10/22/96   Sonics & Materials, Inc      Ultrasonic processor/atomizing          7561     3,784.20      14.20       0.00     3,770.00
8/14/96    Spex CertiPrep               Freezer mill/microvial set              6699     3,530.94       5.94       0.00     3,525.00
10/29/96   Steri Technologies           Bottom valves                           7756    12,737.68      53.68       0.00    12,684.00
11/26/96   Summit Machine Builders      4107 console & start up system          8269     2,110.90       0.00       0.00     2,110.90
2/12/97    Summit Machine Builders      Precision netweight filler              8728     5,059.00       0.00       0.00     5,059.00
2/28/97    Summit Machine Builders      4107 console/power cord/
                                         electricswitch etc                     9138     5,059.00       0.00       0.00     5,059.00
9/11/96    Superior Controls, Inc       Prolease 500 data acquisition system  150707     6,340.00       0.00       0.00     6,340.00
6/18/96    Superior Controls, Inc       Prolease 500 data acquisition system    6215     2,720.00       0.00       0.00     2,720.00
6/18/96    Superior Controls, Inc       Prolease 500 data acquisition system    6216     3,470.00       0.00       0.00     3,470.00
2/11/97    Superior Controls, Inc       Prolease 500 data acquisition system    8762    13,812.00       0.00       0.00    13,812.00
4/15/96    Superior Controls, Inc.      Prolease 500 data acquisition system    5622     1,080.00       0.00       0.00     1,080.00
4/15/96    Superior Controls, Inc.      Prolease 500 data acquisition system    5623     2,609.00       0.00       0.00     2,609.00
4/15/96    Superior Controls, Inc.      Prolease 500 data acquisition system    5772     3,984.80       0.00       0.00     3,984.80
3/13/97    Superior Controls, Inc.      Prolease 500 data acquisition system    9037       670.00       0.00       0.00       670.00
3/19/97    Superior Controls, Inc.      Prolease 500 data acquisition system    9188     6,906.00       0.00       0.00     6,906.00
3/13/97    Superior Controls, Inc.      Prolease 500 data acquisition system    9190    10,359.00       0.00       0.00    10,359.00
9/30/96    Vorti-Siv Division           Vorti-Sivmodel /Dome cover w/ lock
                                         band/FDA white rubber feet             7475     4,085.00     250.00       0.00     3,835.00
9/30/96    Vorti-Siv Division           Vorti-Sivmodel RBF-10/
                                         screens.shallow funnel                 7485     3,825.00       0.00       0.00     3,825.00
8/28/96    Vorti-SixDivision            140 mexh s.s. screns + multiples        6889     1,371.98      10.98       0.00     1,361.00
4/29/96    VWR Scientific               Freezer chest                           5716     6,930.84       0.00       0.00     6,930.84
5/20/96    VWR Scientific               Ambi-hi-low chamber                     5841     1,905.00       0.00       0.00     1,905.00
11/25/96   VWR Scientific               Vessel, bioprcess w/ DRN/
                                         mixer/ shaft                           7872    11,261.46       0.00       0.00    11,261.46
11/8/96    VWR Scientific               Bioprocess vessel                       7675     2,060.42       0.00       0.00     2,060.42
11/14/96   VWR Scientific               Lab-line-HI-LO incubator                7834     1,905.00       0.00       0.00     1,905.00
1/14/97    VWR Scientific               Bal semi-mcro balance                   8336     2,996.25       0.00       0.00     2,996.25
2/11/97    VWR Scientific               Bath large MOD 270                      8663     1,773.08       0.00       0.00     1,773.08
10/28/96   Washburn-Garfield Corp.      Butterfly valve & accessories           7503     1,375.24      24.94       0.00     1,350.30
7/24/96    Waters Corporation           486 TUNABLE UV/VIS                      6527     7,287.17       7.17       0.00     7,280.00
8/12/96    Waters Corporation           2690 W/Vac degaas/heat cooler           6626    26,875.00      30.00       0.00    26,845.00
8/19/96    Waters Corporation           410 differential refractomer            6717     8,283.75      83.75       0.00     8,200.00
11/21/96   Waters Corporation           2020 Alpha/open VMS                     7887    46,211.32      11.32       0.00    46,200.00
2/26/97    Waters Corporation           W/Vac degas, tunable, scan,
                                         fluorometter etc.                      8836   120,380.20      84.70       0.00   120,295.50
3/19/97    Waters Corporation           2 custom 2020 Alpha server hardware     9091    60,185.99     185.99       0.00    60,000.00

ACTI F&F
FY1997 (APRIL 1996-MARCH 1997)
4/17/97    Hank Finkel                  Wire carts                              5638       895.98      39.49      40.79       815.70
5/1/96     Hank Finkel                  Shelves                                 5739     1,594.26      71.86      72.50     1,449.90
9/27/96    Hank Finkel                  Shelves                                 7360     3,088.64     146.91     140.08     2,801.65
11/27/96   Hank Finkel                  Shelves                                 7877     1,016.41      76.76      44.75       894.90


                                                        EXHIBIT 2
                                                  1997 LOAN COLLATERAL
                                          ALKERMES/ACTI/ACTII FIXED ASSET LIST



12/17/96   Hank Finkel                  Shelves                                 8135     1,556.96      75.78      70.53     1,410.65
1/7/97     Hank Finkel                  Shelves                                 8393     1,806.70     193.06      76.84     1,536.80
1/31/97    Hank Finkel                  Shelves                                 8502     2,334.13     219.43     100.70     2,014.00
                                                                                    ------------------------------------------------
TOTAL ACTI                                                                           1,373,636.66   5,035.14     751.25 1,367,850.27
                                                                                    ------------------------------------------------

ACTII EQUIPMENT
FY1997 (APRIL 1996-MARCH 1997)
9/25/96    Alloy Products Corp          Vessel 4 liter ASME electro polish      2278     4,264.22      10.22       0.00     4,254.00
9/19/96    Alloy Products Corp          Vessel 19 liter ASME electro polish     2277     1,434.43       5.43       0.00     1,429.00
2/14/97    AMC Computers                HPCD422 multiples                       4208     3,185.00      20.00       0.00     3,165.00
10/1/96    Applied Reactor              1-gallon reactor                        2728    18,100.00       0.00       0.00    18,100.00
2/7/97     Applied Reactor              Speciality polymer reactor              4238    18,245.00     145.00       0.00    18,100.00
2/26/97    Biotest Diagnostics          Air sampler RCS plus/battery
                                         recharger                              4398     3,584.68      33.68     201.00     3,350.00
2/11/97    Cintron Scale                Scientific scale                        4314     4,983.87      15.87       0.00     4,968.00
11/25/96   Coulter                      Optical bench                           3100    49,160.00     160.00       0.00    49,000.00
12/10/96   Coulter                      Credit, apply to ref #3100              3441    -6,907.17    -407.17       0.00    -6,500.00
8/14/96    Data Comm Warehouse          Micro transceiver w/RJ45                1905     2,230.84       4.95     125.99     2,099.90
2/21/97    DCI, Inc.                    Round vertical insulated tanks          4277    47,779.50       0.00       0.00    47,779.50
3/12/97    DCI, Inc.                    Round vertical insulated tanks          4731    11,133.00       0.00       0.00    11,133.00
11/9/96    Engineering Excellence       Part F.S>G. crtl                        4266     1,723.63       0.00       0.00     1,723.63
4/8/96     Exergy                       Heat exchanger                           207       961.30      11.30       0.00       950.00
12/4/96    Fisher Scientific            Viscosity bath 120V                     3194     3,518.00       0.00       0.00     3,518.00
5/14/97    Fluke                        Data logger, etc.                        512     3,403.17      11.34     176.83     3,215.00
6/5/96     Hewlett Packard              AUTOSAMPLER/SIPPER                       832     6,335.00       0.00       0.00     6,335.00
6/18/96    Infotech                     HP laserjet                             1174     4,048.95      18.00     191.95     3,839.00
11/7/96    Infotech                                                             2900     2,039.70       9.00      96.70     1,934.00
11/22/96   Infotech                     CMPQ 2.1GB F/W hot swap/COMPAQ 64MB     3161     2,053.70      23.00      96.70     1,934.00
12/12/96   Infotech                     KNGSTN 64 MB UPG                        3472       721.95       9.00      33.95       679.00
10/23/96   Jay Instrument               Honeywell pressure transmitter          2802     1,245.00       0.00       0.00     1,245.00
6/12/96    Koch Engineering             Equipment static mixer                   942     1,006.70       6.70       0.00     1,000.00
6/4/96     Lightnin                     Mixer final asy ts w/o comp
                                         intfc 110V                              831     1,195.80       4.80       0.00     1,191.00
2/5/97     List Inc                     Engineering design of list DTB unit     4312    20,000.00       0.00       0.00    20,000.00
3/29/96    MacWarehouse                 Apple computer/keyboard                  217     3,127.06      76.00     159.06     2,892.00
4/9/96     MacWarehouse                 Apple laserwriter printer                492     4,602.89       0.00     252.89     4,350.00
5/8/96     MacWarehouse                 Extended keyboard                        673     1,606.44     148.94      82.50     1,375.00
5/8/96     MacWarehouse                 Apple laserwriter printer,
                                         multi-scan display                      824     8,951.70       0.00     506.70     8,445.00
5/30/96    MacWarehouse                 Applevision 1710 & display               857     3,893.38       0.00     220.38     3,673.00
5/30/96    MacWarehouse                 KEYBOARD & TRANSCE                       854     1,194.80     103.00      61.80     1,030.00
6/4/96     MacWarehouse                 INTERNET ROUTER                          898     1,407.50       3.00      79.50     1,325.00
5/30/96    MacWarehouse                 Modem, keyboard                          879       820.00       0.00       0.00       820.00
7/29/96    MacWarehouse                 IOMEGA 1GB JAZ DRIVE 3.5"               1546       475.00       0.00       0.00       475.00
7/16/96    MacWarehouse                 Power MAC 7200/75, multi-scan 15SF      1431     3,422.00       0.00       0.00     3,422.00
7/5/96     MacWarehouse                 Multiscan 15SF II                       1357     1,586.82       0.00      89.82     1,497.00
7/1/96     MacWarehouse                 Extended keyboard II                    1265       369.58      40.98      18.60       310.00



                                                        EXHIBIT 2
                                                  1997 LOAN COLLATERAL
                                          ALKERMES/ACTI/ACTII FIXED ASSET LIST


2/27/97    MacWarehouse                 PowerMac 7300/200                       4518     5,398.00       0.00       0.00     5,398.00
2/12/97    MacWarehouse                 On line fax/1 line exthernet            4564     1,253.50       8.00      70.50     1,175.00
2/20/97    MacWarehouse                 Powerbook 3400c/200 16MB                4565    10,550.00       0.00       0.00    10,550.00
6/17/96    McCormick Equipment          WIRE MESH PARTITION                      951     3,473.00      90.00       0.00     3,383.00
2/11/97    Met One                      Model A2408 2 channel                   4311     5,773.12      23.12       0.00     5,750.00
3/4/97     MicroWarehouse               MSFT Project F/Win95/JMP Statistical    4617     1,091.10      11.20       0.00     1,079.90
9/16/96    New Brunswick science        Utility tray,repair INNOVA 400          2245     4,812.02     112.02       0.00     4,700.00
1/16/97    Sharp Electronics            Copier                                  3921     1,154.34       0.00      65.34     1,089.00
1/16/97    Sharp Electronics            Copier                                  3922     2,452.84       0.00     138.84     2,314.00
1/16/97    Sharp Electronics            Copier                                  3923     3,888.08       0.00     220.08     3,668.00
1/16/97    Sharp Electronics            Duplexer                                3924       590.42       0.00      33.42       557.00
2/28/97    Sharp Electronics            Laser fax                               4525     2,912.54     225.00     190.54     2,497.00
2/28/97    Sharp Electronics            Laser fax                               4526     2,912.54     225.00     190.54     2,497.00
6/11/96    South Hills Datacomm         Network access point w/antenna          1025     2,800.35       0.00     133.35     2,667.00
9/6/96     TA Instruments, Inc.         Module 2010/thermal analyst/monitor     2928    20,005.37      55.37       0.00    19,950.00
3/27/97    TA Instruments, Inc.         Refrigerated cooling system             4631     8,187.30      62.30       0.00     8,125.00
5/9/96     VWR Scientific               Orbital shaker                           885     1,207.50       0.00       0.00     1,207.50
10/30/96   VWR Scientific               Centifuge centra-GP8                    2856     3,611.40       0.00       0.00     3,611.40
10/8/96    VWR Scientific               Orbit environ shaker                    2971     3,263.19       0.00       0.00     3,263.19
11/14/96   VWR Scientific               Rotor horizontal                        3021     2,628.60       0.00       0.00     2,628.60
2/24/97    VWR Scientific               Orbital shaker open air                 4210     1,417.07       0.00       0.00     1,417.07
10/16/96   VWR Scientific               Turbidimeter DRT-100B                   2674     1,307.90       0.00       0.00     1,307.90
12/11/96   VWR Scientific               Buchi rotap                             3317     3,513.75       0.00       0.00     3,513.75
9/5/96     VWR Scientific               Pump syringe sage mod m362              2063     1,743.30       0.00       0.00     1,743.30
2/4/97     Waters Corporation           410 differential refractomer            4300     8,212.28      12.28       0.00     8,200.00
12/31/96   Waters Corporation           410 differential refractomer            4512     8,269.40      12.00     467.40     7,790.00

ACTII F&F
FY1997 (APRIL 1996-MARCH 1997)
11/15/96   First Office Concepts, Inc   High back task seating                  1844     3,215.00      25.00       0.00     3,190.00
8/13/96    First Office Concepts, Inc   Guest chairs                            1845     4,705.00      50.00       0.00     4,655.00
10/22/96   First Office Concepts, Inc   Corner end table-freestanding           2659       308.45      39.00       0.00       269.45
8/12/96    First Office Concepts, Inc   4 drawe vertical filing                 2546       330.00      50.00       0.00       280.00
10/1/96    First Office Concepts, Inc   High back task seating                  2432     4,689.25      40.00       0.00     4,649.25
8/13/96    First Office Concepts, Inc   Lateral file cabinet w/locks            2968     1,500.50      65.50       0.00     1,435.00
2/6/97     Nortel Communications        Telephone system installation           3844    16,197.00       0.00       0.00    16,197.00
3/21/97    Nortel Communications        Telephone system installation           4847     6,479.00       0.00       0.00     6,479.00
3/21/97    Nortel Communications        Telephone system installation        Accrued    42,113.00       0.00       0.00    42,113.00
9/9/96     Superior Carpet              Carpet installation                     2224     3,387.65       0.00     191.75     3,195.90
                                                                                    ------------------------------------------------
TOTAL ACTII                                                                            432,257.20   1,558.83   4,096.13   426,602.24
                                                                                    ------------------------------------------------

                                                                                    ------------------------------------------------
 GRAND TOTAL ALKERMES, ACTI AND ACTII                                                2,525,922.86  12,306.92  12,838.84 2,500,777.10
                                                                                    ================================================


                        SUPPLEMENTAL DISCLOSURE SCHEDULE


                         [To be provided by Borrowers.]

                                   Item 2.1(m)
                                   -----------

                  Material Contracts and Long-Term Commitments

1.   Form of 1992 Warrant to purchase 2,800 shares of Alkermes, Inc.'s Common
     Stock.

2.   Form of 1995 Warrant to purchase 300 shares of Alkermes, Inc.'s Common
     Stock.

3. Form of Global Warrant Certificate for 1994 Class A Warrants to purchase 1,700 shares of Alkermes, Inc.'s Common Stock.

4. Form of Class B 1994 Warrant to purchase 3,400 shares of Alkermes, Inc.'s Common Stock.

5.   Form of Fund Warrant to purchase 7,293 shares of Alkermes, Inc.'s Common
     Stock.

6. Form of Incentive Warrant to purchase 42,280 shares of Alkermes, Inc.'s Common Stock.

7. Warrant Agreement, dated as of November 18, 1994, by and between Alkermes, Inc. and The First National Bank of Boston.

8.   Amended and Restated 1989 Non-Qualified Stock Option Plan, as amended.

9.   Amended and Restated 1990 Omnibus Stock Option Plan, as amended.

10.  1991 Restricted Common Stock Award Plan.

11.  1992 Non-Qualified Stock Option Plan.

12.  Stock Option Plan for Non-Employee Directors.

13. Lease, dated as of September 18, 1991, between Forest City 64 Sidney Street, Inc. and Alkermes, Inc., as amended by a First Amendment of Lease dated September 1, 1992.

14. Lease, dated as of March 16, 1990, between Forest City 64 Sidney Street, Inc. and Enzytech, Inc.

15. Product Development Agreement, dated as of March 6, 1992, between Alkermes Clinical Partners, L.P. and Alkermes, Inc.

16. Purchase Agreement, dated as of March 6, 1992, by and among Alkermes, Inc. and each of the Limited Partners, from time to time, of Alkermes Clinical Partners, L.P.

17. Alkermes Clinical Partners, L.P. Agreement of Limited Partnership, dated as of February 7, 1992, as amended by Amendment No. 1 to Agreement of Limited Partnership, dated as of September 29, 1992, as further amended by Amendment No. 2 to Agreement of Limited Partnership, dated as of March 30, 1993.

18. Class A Note of Alkermes Development Corporation II, dated April 10, 1992, to PaineWebber Development Corporation in the amount of $100.00.

19. License Agreement, dated February 5, 1990, between Enzytech, Inc. and Massachusetts Institute of Technology.

20. Development and License Agreement dated February 4, 1992, between Enzytech, Inc. and Schering Corporation, as amended by an Amendment to Development and License Agreement dated July 26, 1995 between Alkermes Controlled Therapeutics, Inc. and Schering Corporation.

21. Prepaid Royalty Agreement dated July 26, 1995 between Alkermes Controlled Therapeutics, Inc. and Schering Corporation.

22. Collaborative Development Agreement dated as of January 9, 1995 between Alkermes Controlled Therapeutics, Inc. and Genentech, Inc.

23. Note Purchase Agreement, dated as of January 9, 1995, by and between Alkermes, Inc. and Genentech, Inc.

24. License Agreement, dated as of November 13, 1996 by and between Genentech, Inc. and Alkermes Controlled Therapeutics, Inc.

25.  Convertible Promissory Note of Alkermes, Inc. dated January 31, 1995.

26. Development Agreement, dated as of December 23, 1993, between Medisorb Technologies International L.P. and Janssen Pharmaceutica International, as amended by the First Amendment to Development Agreement, dated as of December 23, 1993.

27. License Agreement, dated as of February 13, 1996, between Medisorb Technologies International L.P. and Janssen Pharmaceutica International (United States).

28. License Agreement, dated as of February 21, 1996, between Medisorb Technologies International L.P. and Janssen Pharmaceutica International (worldwide except United States).

29. Development Agreement, dated as of August 1, 1996, by and between The R.W. Johnson Pharmaceutical Research Institute, Alkermes, Inc. and Alkermes Controlled Therapeutics, Inc.

30. Supply and License Agreement, dated as of August 1, 1996, by and between The R.W. Johnson Pharmaceutical Research Institute, Alkermes, Inc. and Alkermes Controlled Therapeutics.

31. Letter Agreement, dated September 27, 1996, between Fleet National Bank and Alkermes, Inc.

32. Promissory Note of Alkermes, Inc., dated December 23, 1994, to Fleet Bank of Massachusetts, N.A., as amended by Allonge to Promissory Note, dated as of September 27, 1996, executed by Fleet National Bank, Alkermes Controlled Therapeutics, Inc. and Alkermes.

33. Promissory Note of Alkermes, Inc., dated December 19, 1995, to Fleet Bank of Massachusetts, N.A., as amended by Allonge to Promissory Note, dated as of September 27, 1996, executed by Fleet National Bank, Alkermes Controlled Therapeutics, Inc. and Alkermes.

34. Loan Agreement dated December 30, 1993, among The Daiwa Bank, Limited, Alkermes Investments, Inc. and Alkermes, Inc., as amended by Amendment No. 1 to Loan Agreement, dated as of December 31, 1994, and as further amended by Amendment to Loan Agreement, dated as of December 29, 1995, and as further amended by Omnibus Amendment to Loan Documents, dated as of July 26, 1996, among The Sumitomo Bank, Limited (as assignee of The Daiwa Bank, Limited), Alkermes, Inc. and Alkermes Investments, Inc.

35. Second Amended and Restated Note, dated July 26, 1996, by Alkermes, Inc. and Alkermes Investments, Inc. to The Sumitomo Bank, Limited.

36.  Employment Agreement, entered into as of February 7, 1991, between Richard
     F. Pops and Alkermes, Inc.

37. Employment Agreement, entered into as of June 13, 1994, by and between Robert A. Breyer and Alkermes, Inc.

                                    Item 4.2
                                    --------


                                 Existing Liens


Liens with respect to the Collateral, (as such term is defined in the Security Agreement, dated as of September 27, 1996, by and among Alkermes, Inc., Alkermes Controlled Therapeutics, Inc., Alkermes Controlled Therapeutics Inc. II and the
Bank), granted by Alkermes, Inc., Alkermes Controlled Therapeutics, Inc. and Alkermes Controlled Therapeutics Inc. II in favor of the Bank, which Liens were created by the Security Agreement.

Pursuant to a Loan Agreement, dated December 30, 1993, as amended by the Amendment No. 1 to Loan Agreement, dated December 31, 1994, the Amendment to Loan Agreement, dated as of December 29, 1995, and the Omnibus Amendment to Loan Documents, dated as of July 26, 1996, among The Sumitomo Bank, Limited ("Sumitomo"), as assignee of The Daiwa Bank, Limited, Alkermes Investments, Inc. and Alkermes, Inc., Alkermes, Inc. has established for the benefit and on behalf of Sumitomo Bank of New York Trust Company a restricted custodial account (the "Restricted Account"). Pursuant to such Loan Agreement, as amended, and certain other agreements executed in connection therewith, upon the occurrence of certain specified events, Sumitomo has the right to require Morgan Stanley & Co. to deliver certain funds of Alkermes, Inc. for which Morgan Stanley serves as custodian to Sumitomo Bank of New York Trust Company for deposit into the Restricted Account. Alkermes, Inc. has granted Sumitomo a security interest in all of its right, title and interest in the Restricted Account and all deposits or investments held therein.